UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): February 27, 2023

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Changes

On March 2, 2023, German American Bancorp, Inc. (the “Company”) announced that Randall L. Braun, the Company’s Executive Vice President and Chief Banking Officer, and a named executive officer for the Company’s 2022 fiscal year, will retire effective April 1, 2023. In anticipation of Mr. Braun’s retirement, the Company’s Board of Directors, at a meeting held on February 27, 2023, appointed Michael F. Beckwith as Executive Vice President and Chief Banking Officer, which appointment shall become effective on April 1, 2023.

Mr. Beckwith, age 50, currently serves as the Company’s Chief Commercial Banking Officer, a position he has held since January 1, 2022. Mr. Beckwith joined the Company on October 15, 2018 through its acquisition of First Security Bank, an Owensboro, Kentucky-based financial institution, where he served as President and CEO. Following the acquisition, Mr. Beckwith served as the Kentucky Division President, leading the strategic focus in the Company’s Kentucky footprint. In his role as Executive Vice President and Chief Banking Officer, Mr. Beckwith will oversee the strategy and execution of German American Bank’s business lines including commercial, retail, mortgage, treasury management, and affordable housing. He will also provide executive oversight for marketing operations.

Other than Mr. Beckwith’s participation in the Company’s executive management incentive plans (which plans are described in the Company’s 2022 Proxy Statement), in connection with his appointment: (i) there are no arrangements or understandings between Mr. Beckwith and any other person; (ii) no material plan, contract or arrangement has been entered into with Mr. Beckwith, and no such plan, contract or arrangement with him has been materially amended; and (iii) no grant of any award to Mr. Beckwith or modification of an existing award has been made. Moreover, Mr. Beckwith has no family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. Also, Mr. Beckwith does not have a direct or an indirect material interest in any transaction that would require reporting under Item 404(a) of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.
Date: March 2, 2023	By:	/s/ D. Neil Dauby
D. Neil Dauby, President and Chief Executive Officer